EXHIBIT 10.21

                        Brainstorm Cell Therapeutics Inc.


               INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT

THE SECURITIES REFERRED TO IN THIS INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR HAVE THEY BEEN REGISTERED WITH OR APPROVED BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR PURSUANT TO AN EXEMPTION THEREFROM.

TO:   Brainstorm Cell Therapeutics Inc.
      1350 Avenue of the Americas, New York NY 10019
      Attn: Yoram Drucker

      The undersigned hereby subscribes for units (the "Units") each of which consists of (a) a share of Common Stock, par value $0.00005 per share (the "Common Shares"), in Brainstorm Cell Therapeutics Inc., a Washington State company (the "Company") and (b) a warrant to purchase one Common Share of the Company for $1.00 per Common Share exercisable for three years from the date of issuance. The Company has requested that the undersigned provide the information set forth in this Investor Questionnaire and Subscription Agreement. The undersigned represents and warrants to the Company as follows:

      1. Residence. The undersigned is a bona fide resident and domiciliary of the state designated on the signature page hereof as his or her residence, and has no present intention of becoming a resident of any other state or jurisdiction.

      2. Investment Intent. The undersigned is acquiring the Units solely for his, her or its own account for investment and not with a view to distribution or resale. The undersigned will not sell, hypothecate, pledge or otherwise dispose of the Units in whole or in part except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or an exemption from the registration requirements thereof.

      3. Knowledge and Experience. The undersigned has sufficient knowledge and experience in business and financial matters to evaluate the Company, its proposed activities and the risks and merits of this investment. The undersigned is generally knowledgeable about the Company's business and able to make an informed decision regarding an investment in the Company's securities.

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      4. Limited Market for Units. The undersigned understands that the issuance of the Units has not been registered under the Securities Act and that the Units are being sold in reliance upon the exemption from the registration requirements under the Securities Act provided in Regulation D. The undersigned further understands that there is a limited public trading market for the Units and notwithstanding the Company's reasonable best efforts as contemplated by Section 15 below there can be no assurance that the registration of the Units will become effective or that an active market will develop. The undersigned acknowledges that the purchase of the Units is a speculative investment involving a high degree of risk and any estimates and predictions that may have been made by the Company merely represent predictions of future events, which may or may not occur and are based on assumptions, which may or may not occur.
As a consequence, such predictions may not be relied upon to indicate the actual results, which might be attained. The undersigned understands that he/she must therefore bear the economic risk of this investment for an indefinite period of time and be able to withstand a total loss of its investment.

      5. Economic Ability. The undersigned is able (a) to bear the economic risk of an investment in the Units, (b) to hold the Units for an indefinite period of time and (c) to afford a complete loss of such investment, if this should occur. If an individual, the undersigned has adequate means of providing for his or her current needs and personal or family contingencies. The undersigned has no need for liquidity in the investment in the Units.

      6. Access to Documents. The undersigned has carefully reviewed the Private Placement Memorandum as amended on November 23, 2005 that relates to the sale of the Units (the "PPM") and the Company's filings with the Securities and Exchange Commission, including, without limitation, the Company's Annual Report of Form 10-KSB for the year ended March 31, 2005, Proxy Statement on Schedule 14A, dated February 28, 2005, Quarterly Reports on Form 10-QSB for the quarters ending June 30, 2005 and September 30, 2005, and Current Reports on Form 8-K for the past 12 months (the "Securities Filings"), is familiar with them, and understands and has evaluated the risks of a purchase of the Units. Such risks are set forth in the PPM and in the 10-QSB for the Quarterly Periods ended June 30, 2005 and September 30, 2005 entitled "Risk Factors".

      7. Access to Other Information. In making a decision to purchase the Units, the undersigned has relied solely upon his, her or its independent investigation. The undersigned has had the opportunity to ask questions of and receive answers from the Company (or persons acting on its behalf) concerning the terms and conditions of the Units, the proposed activities of the Company, and other matters pertaining to this investment and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished by the Company in the Securities Filings or that which was otherwise provided in order for the undersigned to evaluate the merits and risks of an investment in the Units, and has not been furnished any other offering literature or prospectus. All such questions and requests for information have been answered to the full satisfaction of the undersigned.

      8. Independent Advisors. The undersigned has been advised to consult with an independent attorney regarding legal matters concerning the Company and to consult with an independent tax adviser regarding the tax consequences of purchasing the Units.

      9. Accredited Status. The undersigned hereby represents that he, she or it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act for one or more of the reasons specified below. Please check each box that applies:

                  The undersigned is an individual with a net worth (or net worth with his or her spouse) in excess of $1 million.

                  The undersigned is an individual with net income (without including any net income of the undersigned's spouse) in excess of $200,000, or joint income with the undersigned's spouse, in excess of $300,000, in each of the two most recent years, and the undersigned reasonably expects to reach the same income level in the current year.

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                  The undersigned is a bank as defined in the Securities Act, a savings and loan association, or other institution described in section 3(a)(5)(A) of the Securities Act acting in either its individual or fiduciary capacity. This includes a trust for which a bank acts as trustee.

                  The undersigned is a director, executive officer, general partner, or manager of the Company or any director, executive officer, general partner, or manager of a general partner or manager of the Company.

                  The undersigned is a trust not formed for the specific purpose of acquiring the Units with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company.

                  The undersigned is a revocable trust (including a revocable trust formed for the specific purpose of acquiring the Units and the grantor or settlor of such trust is an "accredited investor".

                  The undersigned is an entity in which each equity owner is an "accredited investor."

                  The undersigned is a tax-exempt organization described in
      Section 501(c)(3) of the Internal Revenue Code, a corporation, a Washington or similar business trust, a partnership or a limited liability company not formed for the specific purpose of acquiring Units that has total assets in excess of $5,000,000.

                  The undersigned is a plan for the benefit of employees, established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, having total assets in excess of $5,000,000.

                  The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, (a) for which the investment decision to acquire Units is being made by a plan fiduciary that is either a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is participant-directed with the investment decisions made solely by persons who are "accredited investors."

                  The undersigned is a broker or dealer registered under the Securities Exchange Act of 1934, as amended.

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                  The undersigned is an insurance company as defined in the
      Securities Act.

                  The undersigned is an investment company registered under, or a business development company as defined in, the Investment Company Act of 1940, as amended.

                  The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration.

                  The undersigned is a private business development company as defined in the Investment Advisers Act of 1940, as amended.

                  The undersigned cannot make any of the representations set forth in the above paragraphs.

      10. Finder's Fees. The undersigned has made no arrangement, which could give rise to any broker's or finder's fees or similar fees in connection with the purchase of the Units. The undersigned acknowledges that the Company has retained and will compensate Octagon Trading Group, LLC as a placement agent in connection with the sale of the Units.

      11. Place of Investment. The undersigned acknowledges that the offer and sale of the Units, and the undersigned's decision to subscribe for the Units, was made in state indicated on the signature page hereof.

      12. Escrow. The undersigned acknowledges that (a) funds sent by the undersigned to the above address will be held in a non-interest bearing escrow account by an escrow agent to be selected by the Company (the "Escrow Agent") pending the closing of the offering of up to 1,250,000 Units (the "Offering"), which closing is solely at the Company's discretion, and (b) if the undersigned's subscription (or a portion thereof) is rejected by the Company, the undersigned will be entitled to a refund of such funds (or such portion thereof), without interest. Escrow Agent shall have no liability or obligation with respect to the escrowed funds except for Escrow Agent's willful misconduct or gross negligence, and in no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages.

      13. Indemnification. The undersigned agrees to fully indemnify, defend and hold harmless the Company, its management, directors, advisers, consultants, representatives, and each of their affiliates, employees and agents ("Indemnified Parties") from any and all claims, actions, causes of action, losses, costs and expenses (including reasonable attorneys fees, costs and expenses) whatsoever ("Claims") which may result from a breach or an alleged breach of the representations, warranties and acknowledgments contained herein and to further indemnify, defend and hold harmless the Escrow Agent and its Indemnified Parties against any and all claims which may result from the Escrow Agent's performance under the escrow agreement as contemplated herein; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party.

      14. No Aggregate Minimum Subscription Amount. The undersigned acknowledges that the Company may close on its subscription without having received other subscriptions pursuant to the Offering (i.e. no aggregate minimum amount is required to have been subscribed for in the Offering in order for the Company to close on any single subscription).

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      15. Subsequent Offering; Demand Registration Rights. The Company intends to initiate a significantly larger offering to raise $9,000,000 via sale of units comprising Common Shares and warrants for Common Shares promptly following the closing of this Offering (the "Subsequent Offering"). The precise terms of the Subsequent Offering will be determined by the Company. The Company will file a Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Common Shares issued as part of the Units and into which the warrants are exercisable no later than forty five (45) days after the final closing under the Offering (i.e. the closing of $1 million) and will use its reasonable best efforts to cause such Registration Statement to be declared effective within ninety (90) days thereafter. In the event the Registration Statement has not been declared effective within 135 days of such closing of the Offering the Company shall pay to the Investors liquidated damages equal to 1.0% of the amount invested for each subsequent 30-day period until such Registration Statement is declared effective.

                     [End of Text. Signature page follows.]


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                        Brainstorm Cell Therapeutics Inc.


               INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT
                                SIGNATURE PAGE

The representations and warranties set forth herein, including the information set forth on this signature page, are true and accurate as of the date hereof and shall be true and accurate as of the date of issuance of the Units and shall survive such date. If in any respect such representations and warranties shall not be true and accurate prior to issuance of the Units, the undersigned shall give immediate notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

LEGAL NAME OF INVESTOR:
                                ----------------------------------------------

Business Address:
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Telephone Number:               (      )
                                ----------------------------

Fax Number:                     (      )
                                ----------------------------

Residence Address:
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Telephone Number:               (      )
                                ----------------------------

Fax Number:                     (      )
                                ----------------------------

Social Security Number:
                                ----------------------------

Securities Subscribed for:

   Number of Units: _______________ at $0.80 per Unit

      IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire and Subscription Agreement this ___ day of November 2005.

                                             ---------------------------------

                                          By:
                                             ---------------------------------

                                           Name:


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                                        ACCEPTANCE

      The foregoing subscription is hereby accepted upon the terms and conditions set forth herein.

                                          Brainstorm Cell Therapeutics Inc.

                                          By:
                                             ---------------------------------
                                          Name:
                                          Title:



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